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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


                 In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Amendment No. 3 to Schedule 13D referred to below) on behalf of each of them of a statement on Amendment No. 3 to Schedule 13D with respect to the common stock, no par value (the "Common Stock"), of Jerry's Famous Deli, Inc., a California corporation, and that this Agreement may be included as an Exhibit to such joint filing.

                 IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 7, 1998.

Dated:  April 7, 1998                  Waterton Management, LLC


                                       By: /s/ KENNETH J. ABDALLA
                                          -----------------------------------
                                       Name: Kenneth J. Abdalla
                                       Title:   Manager



Dated:  April 7, 1998                  Jerry's Investors, LLC
                                       Yucaipa Waterton Deli Investors, LLC

                                       By:     Waterton Management, LLC
                                       Title:   Manager



                                       By: /s/ KENNETH J. ABDALLA
                                          ----------------------------------
                                       Name: Kenneth J. Abdalla
                                       Title:   Manager


Dated:  April 7, 1998                  Ronald W. Burkle Foundation

                                       By: /s/ KENNETH J. ABDALLA
                                          ----------------------------------
                                       Name: Kenneth J. Abdalla
                                       Title:   Director


Dated:  April 7, 1998                  Kenneth J. Abdalla



                                       By: /s/ KENNETH J. ABDALLA
                                          ---------------------------------





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